EXHIBIT 23.3


                        CONSENT OF INDEPENDENT AUDITORS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated November 4, 1999 relating to the financial statements of Oasis Reservations Services, Inc., which appear in the Current Report under Form 8-K/A. We also consent to the references to us under the headings "Experts" in this Prospectus.



                                        /s/ Berkowitz Dick Pollack & Brant LLP



Miami, Florida
May 25, 2000